Exhibit (a)(1)(ii)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock, $0.0001 Par Value Per Share, of GTJ REIT, Inc.

Pursuant to the Offer to Purchase, dated February 15, 2019

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s). You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares tendered pursuant to this Letter of Transmittal.  Such cash payment shall equal to $8.50 per share of common stock tendered.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof.    See Instruction 2.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your shares, to:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department P.O. BOX 2042 New York, NY 10272-2042

For assistance call (877) 248-6417 or (718) 921-8317

Holders of Shares desiring to tender their Shares as part of this Offer to Purchase should complete and sign this Letter of Transmittal and forward it to the Depositary at the address set forth above. Instructions for completing this Letter of Transmittal are included herein.

Name(s) and Address of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections	DESCRIPTION OF SHARES SURRENDERED (Please fill in. Attach separate schedule if needed)
Certificated Shares
	Certificate No(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered **	Book Entry Shares Surrendered

TOTAL SHARES
* Need not be completed by book-entry stockholders. ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates described above are being surrendered hereby.

PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Capitalized terms used herein and not defined shall have the meanings given to them in the Offer to Purchase up to 100,000 Shares of Common Stock of GTJ REIT, Inc. dated February 15, 2019, as it may be amended from time to time (the “Offer to Purchase”).

Ladies and Gentlemen:

The undersigned (“Assignor” or the “undersigned”) hereby tenders to GTJ REIT, Inc., a Maryland corporation (“the “Company”), the number of the undersigned’s shares of Common Stock of the Company (the “Shares”) specified below at a price of $8.50 per Share, net to the Assignor in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set  forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any supplements or amendments, collectively constitute the “Offer”). The Offer will expire at 12:00 midnight, New York City Time, on April 5, 2019, or such other date as the Offer may be extended (the “Expiration Date”).

Stockholders of the Company (“Stockholders”) who tender their Shares hereunder will not be obligated to pay transfer fees, brokerage fees, or commissions on the sale of the Shares.

Subject to and effective upon acceptance for payment of and payment for the Shares tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all of the Shares tendered hereby, subject to the proration provisions of the Offer, including, without limitation, all rights in, and claims to, any voting rights, profits and losses, cash distributions made or declared with a record date after the Expiration Date and other benefits of any nature whatsoever distributable or allocable to such tendered Shares under the Company’s Amended and Restated Articles of Incorporation (as further amended, restated or otherwise modified from time to time).

Subject to and effective on acceptance for payment of, and payment for, the shares tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the shares that are being tendered hereby and irrevocably constitutes and appoints American Stock Transfer & Trust Co., LLC (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such shares, to (a) transfer ownership of such Shares on the account books maintained by the Company’s registrar, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Company, (b) present such shares for cancellation and transfer on the Company’s books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby represents and warrants for the benefit of the Company and the Depositary that the undersigned owns the Shares tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby and that when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Shares will not be subject to any adverse claims and that the transfer and assignment contemplated in this Letter of Transmittal are in compliance with all applicable laws and regulations. The undersigned further represents and warrants that the undersigned is a “United States person,” as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the assignment, transfer and purchase of Shares tendered hereby and otherwise in order to complete the transactions and transfers to the Company and the Depositary contemplated in this Letter of Transmittal.

It is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Shares for the purpose of tender to the Company within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the undersigned’s representation and warranty to the Company that (a) the undersigned has a “net long position” in

Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (b) such tender of Shares complies with Rule 14e-4.

The undersigned understands that a tender of Shares pursuant to the procedures described in “Procedure for Tendering Shares — Section  4” of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

1.SIGN HERE TO TENDER YOUR SHARES

The undersigned Stockholder (or authorized person signing on behalf of the registered Stockholder), as Assignor, hereby tenders the number of Shares specified below pursuant to the terms of the Offer.

(Please print name in which shares are registered)

Investor Name			Co-Investor Name
Investor Social Security/ Taxpayer ID #			Co-Investor Social Security/ Taxpayer ID #
Street Address	City State	ZIP
Home Telephone	Business	Telephone	E-mail Address

☐       Decline Partial Tender

Check this box if you wish to sell your Shares ONLY if ALL Shares you tender will be purchased. If no indication is given, all Shares tendered will be deemed unconditionally tendered and sold pro rata if applicable.

SPECIAL PAYMENT INSTRUCTIONS (available for non-custodial accounts only)	SPECIAL DELIVERY INSTRUCTIONS (available for non-custodial accounts only)

To be completed ONLY if a check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be issued in the name of someone other than the account holder(s) of record.

To be completed ONLY if a check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) is to be mailed to someone other than the undersigned or to the undersigned at an address other than the address of record on the account as shown above.

Issue check to:	Mail check to:

Name: (Please print)	Name: (Please print)
Address	Address

SIGNATURE(S)

X	X
Signature of Custodian or other Nominee (if your Shares are registered in the name of a custodian or other nominee (such as Shares held in an account), you must obtain their signature)

X

Signature(s) of Stockholder

(Must be signed by registered Stockholder(s) exactly as name(s) appear(s) in the Company’s records. If signature is by an officer of a corporation, attorney-in-fact, agent, executor, administrator, trustee, guardian or other person(s) acting in fiduciary or representative capacity, please complete the line captioned “ Capacity (Full Title)” and see Instruction 5.)

Date:

Capacity (Full Title):

If any of the following apply, please provide the appropriate documents:

•	Name changes: Certified copy of Marriage Certificate or proof of name change from the court.
•	Power of Attorney: Copy of Power of Attorney document.
•	Estates: Certified copies of Death Certificate and appropriate court documents (not older than 45 days).
•	Corporations: Copy of corporate resolution naming the authorized signature, with a seal if applicable.

GUARANTEE OF SIGNATURE(S)

A Medallion Signature Guarantee is Required for Investors(s). A notary public is not an acceptable guarantor.	Medallion Signature Guarantee is Required for Authorized Custodian. A notary public is not an acceptable guarantor.
Guarantor: Affix signature guarantee here.	Guarantor: Affix signature guarantee here.

INSTRUCTIONS

to

LETTER  OF TRANSMITTAL

for

GTJ REIT, INC.

Forming Part of Terms and Conditions of the Offer

1.Guarantee of Signatures. This Letter of Transmittal must be guaranteed by an eligible guarantor institution.

2.Delivery of Certificates and Letter of Transmittal. The Letter of Transmittal is to be completed by all Stockholders who wish to tender Shares in response to the Offer. The completed Letter of Transmittal and your old certificate(s) must be sent or delivered to the Depositary. Do not send your certificates to GTJ REIT, Inc. The method of delivery of certificates to be surrendered to the Depositary at the address set forth on the front of this Letter of Transmittal is at the option and risk of the surrendering stockholder.  Delivery will be deemed effective only when received.  If the certificate(s) are sent by mail, registered mail with return receipt requested and proper insurance is suggested.  For a Stockholder validly to tender Shares, a properly completed and duly executed Letter of Transmittal, along with required signature guarantees, any physical certificate(s), and any other required documents, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date. The Company reserves the right to reject this Letter of Transmittal if not completed in good order on or prior to the Expiration Date.

THE LETTER OF TRANSMITTAL (TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED IN GOOD ORDER BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE. THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

Except as set forth in Instruction 10, no alternative, conditional or contingent tenders will be accepted. All tendering Stockholders, by execution of the Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

3.Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, additional information may be provided on a separate signed schedule attached hereto.

4.Minimum Tenders. A Stockholder may tender any or all of his, her or its Shares in whole or in part.

5.Signatures on Letter of Transmittal. If the Letter of Transmittal is signed by the registered Stockholder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as shown on the records of the Company without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more joint holders, all such holders must sign the Letter of Transmittal.

If you hold your Shares in a brokerage account or otherwise through a broker, dealer, commercial bank, trust company, custodian or other nominee and you are not the holder of record on the Company’s books, you must contact your broker, dealer, commercial bank, trust company, custodian or other nominee and comply with their policies and procedures and provide them with any necessary paperwork in order to have them tender your Shares.  STOCKHOLDERS HOLDING THEIR SHARES THROUGH A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY, CUSTODIAN (SUCH AS AN IRA ACCOUNT) OR OTHER NOMINEE MUST NOT DELIVER A LETTER OF TRANSMITTAL DIRECTLY TO THE DEPOSITARY (AMERICAN STOCK TRANSFER).  The broker, dealer, commercial bank, trust company, custodian or other nominee holding your Shares must submit the Letter of Transmittal that pertains to your Shares to the Depositary on your behalf.  Such stockholders are urged to consult such broker, dealer, commercial bank, trust company, custodian or other nominee as soon as possible if they wish to tender Shares.

If the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority so to act must be submitted.

6.Special Payment and Delivery Instructions.

For custodial accounts, the purchase price of any Shares purchased will be sent to the custodian for deposit into the custodial account cited in the Stockholder’s record with the Company.

For non-custodian accounts, unless otherwise indicated above on the Letter of Transmittal under “Special Payment Instructions,” a check for the purchase price of any Shares purchased will be issued in the name(s) of the undersigned.

Similarly, unless otherwise indicated under “Special Delivery Instructions,” a check for the purchase price of any Shares purchased will be mailed to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, a check for the purchase price of any Shares purchased will be issued in the name(s) of, and mailed to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the instructions below, to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

7.Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

8.Requests for Assistance and Additional Copies. Questions regarding this Offer to Purchase or the Letter of Transmittal, and requests for assistance or additional copies of this Offer to Purchase or the Letter of Transmittal, may be directed to GTJ REIT, Inc., c/o American Stock Transfer Co., LLC, Operations Center, Attn. Reorganization Department, P.O. Box 2042, New York, NY 10272-2042.  To request assistance or additional copies by telephone, please call (877) 248-6417 or (718) 921-8317.

9.Validity of the Letter of Transmittal. The Company will determine, in its sole discretion, all questions as to whether Letters of Transmittal and any other documents required by the Letter of Transmittal are in good order, including the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares, and the Company’s determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of its counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares. None of the Company, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in tenders or waiver of any such defect or irregularity or incur any liability for failure to give any such notification.

10.Conditional Tenders. As described in Section 3 of the Offer to Purchase, Stockholders may condition their tenders on all of their tendered Shares being purchased.

If you wish to make a conditional tender, you must indicate this in the box captioned “Decline Partial Tender” in this Letter of Transmittal. As discussed in Sections 1 and 3 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Shares tendered pursuant to a conditional tender being deemed withdrawn if the required number of Shares would not be purchased.

All tendered Shares will be deemed unconditionally tendered unless the “Decline Partial Tender” box is completed.

The conditional tender alternative is made available so that a Stockholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the Stockholder, rather than the payment of a dividend to the Stockholder, for U.S. federal income tax purposes. It is the tendering Stockholder’s responsibility to determine whether the Stockholder may qualify for sale (rather than distribution) treatment for U.S. federal income tax purposes. Each Stockholder is urged to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases.

Questions regarding this Offer to Purchase or the Letter of Transmittal, and requests for assistance or additional copies of this Offer to Purchase or the Letter of Transmittal, may be directed to GTJ REIT, Inc., c/o American Stock Transfer & Trust Co., LLC, Operations Center, Attn. Reorganization Department, P.O. Box 2042, New York, NY 10272-2042.  To request assistance or additional copies by telephone, please call (877) 248-6417 or (718) 921-8317. You may also contact your own advisor for assistance concerning this Offer.

11.Lost Certificate(s):  If your certificate(s) has been lost, stolen, misplaced or destroyed, contact the Depositary for instructions at (877) 248-6417 or (718) 921-8317 prior to submitting your Letter of Transmittal.  Any Stockholder who has lost certificates should make arrangements (which may include the posting of a bond or other satisfactory indemnification and an affidavit of loss) to replace lost certificates.  Such arrangements should be made with the Depositary.

12.Substitute Form W-9:  Under the federal income tax law, a non-exempt stockholder is required to provide the Depositary with such stockholder's correct Taxpayer Identification Number (“TIN”) on the enclosed Substitute Form W-9.  If the certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed Substitute Form W-9 guidelines for additional guidance on which number to report.  Failure to provide the information on the form may subject the surrendering stockholder to 24% backup withholding on the payment of any cash.  The surrendering stockholder must check the box in Part 5 if a TIN has not been issued and the stockholder has applied for a number or intends to apply for a number in the near future.  If a TIN has been applied for and the Depositary is not provided with a TIN before payment is made, the Depositary will withhold 24% on all payments to such surrendering stockholders of any cash consideration due for their former Shares.  Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details on what Taxpayer Identification Number to give the Depositary.

PAYER’S NAME:    American Stock Transfer & Trust Company, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	______________ Social Security Number OR __________________ Employer Identification Number

Part 2 — Check appropriate box for federal tax classification; check only one:

□ Individual/Sole Proprietor   □ C Corporation□ S Corporation

□ Partnership   □ Trust/estate □ Limited Liability Company:

□ Other (please specify) _______________________

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”: C = C Corporation S = S Corporation P =Partnership
	Part 3 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING If you are exempt from backup withholding, please write “Exempt” in the box to the right (see Page 2 of the Enclosed Guidelines).	__________________
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 4 — Certification Under Penalties of Perjury, I certify that:

(1)The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding,

(3)   I am a U.S. person (including a U.S. resident alien) (as defined in the official IRS instructions to Form W-9), and

(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATUREDATE

NAME

ADDRESS

CITY STATE ZIP CODE

IMPORTANT TAX INFORMATION

Under current U.S. federal income tax law, a Stockholder who tenders GTJ REIT, Inc. stock certificates that are accepted for purchase by GTJ REIT, Inc. may be subject to backup withholding.  In order to avoid such backup withholding, the Stockholder must provide the Depositary with such Stockholder’s correct taxpayer identification number and certify that such Stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith.  In general, if a Stockholder is an individual, the taxpayer identification number is the Social Security number of such individual.  If the Depositary is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the GTJ REIT, Inc. stock certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Depositary.

Failure to complete the Substitute Form W-9 will not, by itself, cause the GTJ REIT, Inc. stock certificates to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE:  FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens:  i.e., 000-00-0000.  Employer Identification Numbers have nine digits separated by only one hyphen:  i.e., 00-0000000.  The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1.An individual’s account	The individual	8.Sole proprietorship account	The owner(4)
2.Two or more individuals (joint account), other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account(1)	9.A valid trust, estate or pension trust	The legal entity(5)
3.Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10.Corporate account	The corporation
4.Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11.Religious, charitable, or educational organization account	The organization
5.Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12.Partnership account held in the name of the business	The partnership
6.Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13.Association, club, or other tax-exempt organization	The organization
7. a.The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14.A broker or registered nominee	The broker or nominee
b.So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15.Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
		16.Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)

You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your social security number or employer identification number (if you have one).

(5)

List first and circle the name of the legal trust, estate, or pension trust.  Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.  Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals.  Note:  You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.  FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 3 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding.  For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.  — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS.  The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws.  The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.  Payers must be given the numbers whether or not recipients are required to file tax returns.  Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer.  Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

(2)  Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.